EXHIBIT 99.2

Reinsurance Group of America, Incorporated®
Financial Supplement
First Quarter 2009
(Unaudited)

Reinsurance Group of America, Incorporated®

World Headquarters	Internet address	Contacts:
1370 Timberlake Manor Parkway	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017		Senior Executive Vice President
U.S.A.		and Chief Financial Officer
Phone: (636) 736-7000

John Hayden
Vice President
Investor Relations
Phone: (636) 736-7243
Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA.”

Reinsurance Group of America, Incorporated
Financial Supplement
1st Quarter 2009
Table of Contents

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
Additionally, RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Reinsurance Group of America, Incorporated
Financial Highlights
First Quarter 2009

	Three Months Ended or As of					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands, except inforce & per share data)	2009	2008	2008	2008	2008	Quarter

Net premiums	$1,346,047	$1,389,091	$1,303,590	$1,358,555	$1,298,065	$47,982
Net income — continuing operations	23,290	15,170	25,250	110,806	36,589	(13,299)
Operating income	67,355	99,966	118,542	109,688	70,957	(3,602)
Total assets	21,634,314	21,658,818	21,844,347	22,410,167	21,812,508	(178,194)

Assumed Ordinary Life Reinsurance in Force (in billions)
U.S.	$1,285.6	$1,274.5	$1,265.6	$1,258.6	$1,247.0	$38.6
Canada	209.9	209.5	231.4	230.9	221.2	(11.3)
Europe & South Africa	332.8	325.2	368.9	419.4	383.0	(50.2)
Asia Pacific	293.0	298.9	310.6	330.6	351.6	(58.6)
Assumed New Business Production (in billions)
U.S.	$35.5	$33.7	$30.5	$35.5	$34.7	$0.8
Canada	9.9	12.1	14.5	11.7	12.9	(3.0)
Europe & South Africa	36.0	28.2	21.4	19.4	18.5	17.5
Asia Pacific	3.8	9.2	7.5	4.9	10.3	(6.5)

Per Share and Shares Data
Basic earnings per share from continuing operations
Net income	$0.32	$0.22	$0.41	$1.78	$0.59	$(0.27)
Operating income	$0.93	$1.45	$1.90	$1.76	$1.14	$(0.21)
Diluted earnings per share from continuing operations
Net income	$0.32	$0.22	$0.40	$1.73	$0.57	$(0.25)
Operating income	$0.92	$1.45	$1.86	$1.71	$1.10	$(0.18)

Wgt. average common shares outstanding (basic)	72,710	68,831	62,323	62,284	62,146	10,564
Wgt. average common shares outstanding (diluted)	72,884	69,176	63,607	63,982	64,230	8,654

Common shares issued	73,363	73,363	63,128	63,128	63,128	10,235
Treasury shares	600	741	803	813	894	(294)
Common shares outstanding	72,763	72,622	62,325	62,315	62,234	10,529

Book value per share	$33.99	$36.03	$41.83	$49.13	$49.15
Per share effect of accumulated other comprehensive income (AOCI)	$(9.79)	$(7.55)	$(3.56)	$4.09	$5.83
Book value per share, excluding AOCI	$43.78	$43.58	$45.39	$45.04	$43.32

Reinsurance Group of America, Incorporated
Consolidated Operating Income Statement

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands, except per share data)	2009	2008	2008	2008	2008	Quarter

Revenues:
Net premiums	$1,346,047	$1,389,091	$1,303,590	$1,358,555	$1,298,065	$47,982
Investment income, net of related expenses	223,196	196,634	220,248	254,868	199,526	23,670
Investment related gains (losses), net	1,262	1,419	1,063	978	422	840
Other revenue	33,859	25,869	27,764	36,262	17,936	15,923

Total revenues	1,604,364	1,613,013	1,552,665	1,650,663	1,515,949	88,415

Benefits and expenses:
Claims and other policy benefits	1,169,744	1,150,645	1,062,948	1,128,827	1,119,512	50,232
Interest credited	45,033	38,093	53,164	72,248	9,411	35,622
Policy acquisition costs and other insurance expenses	195,968	191,167	179,956	189,699	183,653	12,315
Other operating expenses	66,749	53,694	63,886	61,997	63,340	3,409
Interest expense	22,117	21,552	9,935	21,580	23,094	(977)
Collateral finance facility expense	2,314	7,432	6,851	6,966	7,474	(5,160)

Total benefits and expenses	1,501,925	1,462,583	1,376,740	1,481,317	1,406,484	95,441

Operating income before income taxes	102,439	150,430	175,925	169,346	109,465	(7,026)

Operating income tax expense	35,084	50,464	57,383	59,658	38,508	(3,424)

Operating income	$67,355	$99,966	$118,542	$109,688	$70,957	$(3,602)

Wgt. Average Common Shares Outstanding (Diluted)	72,884	69,176	63,607	63,982	64,230	8,654

Diluted Earnings Per Share — Operating Income	$0.92	$1.45	$1.86	$1.71	$1.10	$(0.18)

Foreign currency effect on*:
Net premiums	$(144,690)	$(111,668)	$(5,676)	$20,565	$46,462	$(191,152)
Operating income before income taxes	$(11,202)	$(17,349)	$(1,337)	$5,608	$7,871	$(19,073)

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statement (incl. Operating Income Reconciliation)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2009	2008	2008	2008	2008	Quarter

Revenues:
Net premiums	$1,346,047	$1,389,091	$1,303,590	$1,358,555	$1,298,065	$47,982
Investment income, net of related expenses	223,196	196,634	220,248	254,868	199,526	23,670
Investment related gains (losses), net	(72,262)	(243,559)	(241,307)	(7,079)	(155,260)	82,998
Other revenue	33,859	25,869	27,764	36,262	17,936	15,923

Total revenues	1,530,840	1,368,035	1,310,295	1,642,606	1,360,267	170,573

Benefits and expenses:
Claims and other policy benefits	1,169,744	1,150,645	1,062,948	1,128,827	1,119,512	50,232
Interest credited	36,909	86,989	9,293	63,000	73,897	(36,988)
Policy acquisition costs and other insurance expenses	198,801	27,529	124,836	189,272	16,262	182,539
Other operating expenses	66,749	53,694	63,886	61,997	63,340	3,409
Interest expense	22,117	21,552	9,935	21,580	23,094	(977)
Collateral finance facility expense	2,314	7,432	6,851	6,966	7,474	(5,160)

Total benefits and expenses	1,496,634	1,347,841	1,277,749	1,471,642	1,303,579	193,055

Income before income taxes — continuing operations	34,206	20,194	32,546	170,964	56,688	(22,482)
Income tax expense	10,916	5,024	7,296	60,158	20,099	(9,183)

Income — continuing operations	23,290	15,170	25,250	110,806	36,589	(13,299)
Loss from discontinued operations	—	(5,809)	(22)	(104)	(5,084)	5,084

Net income	$23,290	$9,361	$25,228	$110,702	$31,505	$(8,215)

Pre-tax Operating Income Reconciliation:
Income before income taxes — continuing operations	34,206	20,194	32,546	170,964	56,688	(22,482)
Investment and Derivative losses (gains) — non-operating (1)	68,312	(146,818)	99,801	1,962	862	67,450
Change in value of B36 embedded derivatives (1)	40,425	161,021	106,797	11,452	148,528	(108,103)
GMXB embedded derivatives (1)	(35,213)	230,775	35,772	(5,357)	6,292	(41,505)
EIA embedded derivatives — interest credited	(8,124)	48,896	(43,871)	(9,248)	64,486	(72,610)
EIA embedded derivatives — policy acq. costs	1,304	(5,697)	8,274	2,390	(12,090)	13,394
DAC offset, net	1,529	(157,941)	(63,394)	(2,817)	(155,301)	156,830

Operating Income Before Income Taxes	102,439	150,430	175,925	169,346	109,465	(7,026)

After-tax Operating Income Reconciliation:
Income — continuing operations	23,290	15,170	25,250	110,806	36,589	(13,299)
Investment and Derivative losses (gains) — non-operating (1)	44,117	(95,289)	64,967	1,207	624	43,493
Change in value of B36 embedded derivatives (1)	26,276	104,664	69,418	7,444	96,543	(70,267)
GMXB embedded derivatives (1)	(22,888)	150,003	23,252	(3,482)	4,090	(26,978)
EIA embedded derivatives — interest credited	(5,281)	31,782	(28,516)	(6,011)	41,916	(47,197)
EIA embedded derivatives — policy acq. costs	848	(3,703)	5,378	1,554	(7,859)	8,707
DAC offset, net	993	(102,661)	(41,207)	(1,830)	(100,946)	101,939

Operating Income	67,355	99,966	118,542	109,688	70,957	(3,602)

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets

(USD thousands)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2009	2008	2008	2008	2008
Assets
Fixed maturity securities (available for sale):	$8,831,920	$8,531,804	$9,121,953	$9,667,961	$9,387,094
Mortgage loans on real estate	764,038	775,050	782,282	798,896	812,539
Policy loans	1,081,030	1,096,713	1,048,517	1,048,517	1,039,464
Funds withheld at interest	4,505,054	4,520,398	4,806,642	4,825,297	4,650,948
Short-term investments	54,552	58,123	32,520	47,081	46,336
Other invested assets	582,784	628,649	432,982	418,864	389,437

Total investments	15,819,378	15,610,737	16,224,896	16,806,616	16,325,818
Cash and cash equivalents	586,542	875,403	412,255	362,689	304,083
Accrued investment income	118,140	87,424	138,414	106,679	103,755
Premiums receivable and other reinsurance balances	657,647	640,235	691,120	800,404	766,970
Reinsurance ceded receivables	746,736	735,155	746,790	752,203	758,977
Deferred policy acquisition costs	3,602,857	3,610,334	3,498,152	3,460,294	3,369,316
Other assets	103,014	99,530	132,720	121,282	183,589

Total assets	$21,634,314	$21,658,818	$21,844,347	$22,410,167	$21,812,508

Liabilities and Stockholders’ Equity
Future policy benefits	$6,636,919	$6,431,530	$6,552,508	$6,619,084	$6,449,039
Interest-sensitive contract liabilities	7,613,489	7,690,942	7,517,782	7,220,659	6,657,546
Other policy claims and benefits	1,956,834	1,923,018	2,064,578	2,239,868	2,196,089
Other reinsurance balances	197,695	173,645	127,021	173,162	240,137
Deferred income taxes	251,261	310,360	399,669	561,912	707,963
Other liabilities	577,909	585,199	548,844	599,034	567,854
Short-term debt	—	—	95,000	—	—
Long-term debt	917,913	918,246	922,994	926,095	925,893
Collateral finance facility	850,019	850,035	850,094	850,000	850,210
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	159,081	159,035	158,990	158,946	158,904

Total liabilities	19,161,120	19,042,010	19,237,480	19,348,760	18,753,635

Stockholders’ Equity:
Common stock, at par value	734	734	631	631	631
Warrants	66,912	66,914	66,915	66,915	66,915
Additional paid-in-capital	1,455,022	1,450,041	1,118,288	1,115,540	1,112,977
Retained earnings	1,691,292	1,682,087	1,679,568	1,660,041	1,556,127
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(3,050)	19,794	143,729	215,582	203,662
Unrealized appreciation (depreciation) of securities, net of income taxes	(695,070)	(553,407)	(358,273)	47,478	167,174
Pension and postretirement benefits, net of income taxes	(14,456)	(14,658)	(7,790)	(8,082)	(8,199)

Total stockholders’ equity before treasury stock	2,501,384	2,651,505	2,643,068	3,098,105	3,099,287
Less treasury shares	(28,190)	(34,697)	(36,201)	(36,698)	(40,414)

Total stockholders’ equity	2,473,194	2,616,808	2,606,867	3,061,407	3,058,873

Total liabilities and stockholders’ equity	$21,634,314	$21,658,818	$21,844,347	$22,410,167	$21,812,508

Total stockholders’ equity, excluding AOCI	$3,185,770	$3,165,079	$2,829,201	$2,806,429	$2,696,236

Reinsurance Group of America, Incorporated
U.S. Traditional Sub-segment Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2009	2008	2008	2008	2008	Quarter

Revenues:
Net premiums	$786,748	$874,348	$740,502	$752,831	$725,393	$61,355
Investment income, net of related expenses	102,561	100,033	99,991	97,462	97,431	5,130
Other revenue	570	(193)	(42)	552	60	510

Total revenues	889,879	974,188	840,451	850,845	822,884	66,995

Benefits and expenses:
Claims and other policy benefits	695,932	753,545	632,258	624,310	651,850	44,082
Interest credited	15,233	15,513	15,221	14,924	14,790	443
Policy acquisition costs and other insurance expenses	91,533	118,637	107,199	103,231	86,050	5,483
Other operating expenses	14,603	9,828	12,756	12,121	13,238	1,365

Total benefits and expenses	817,301	897,523	767,434	754,586	765,928	51,373
Operating income before income taxes	72,578	76,665	73,017	96,259	56,956	15,622

Operating to GAAP Reconciliation:
Operating income before income taxes	72,578	76,665	73,017	96,259	56,956	15,622
Investment and Derivative (losses) gains — non-operating	(38,228)	(6,694)	(62,065)	(637)	(2,508)	(35,720)

Income before income taxes	$34,350	$69,971	$10,952	$95,622	$54,448	$(20,098)

Loss and Expense Ratios:
Claims and other policy benefits	88.5%	86.2%	85.4%	82.9%	89.9%	-1.4%
Policy acquisition costs and other insurance expenses	11.6%	13.6%	14.5%	13.7%	11.9%	-0.3%
Other operating expenses	1.9%	1.1%	1.7%	1.6%	1.8%	0.1%

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands except account values)	2009	2008	2008	2008	2008	Quarter

Revenues:
Net premiums	$1,709	$1,584	$1,719	$1,592	$1,663	$46
Investment income, net of related expenses	55,827	26,428	43,727	80,920	25,031	30,796
Other revenue	15,123	16,018	15,051	14,211	11,495	3,628

Total revenues	72,659	44,030	60,497	96,723	38,189	34,470

Benefits and expenses:
Claims and other policy benefits	1,274	8,151	2,040	865	185	1,089
Interest credited	29,752	22,512	37,866	57,243	(5,518)	35,270
Policy acquisition costs and other insurance expenses	42,476	14,535	10,077	27,513	35,641	6,835
Other operating expenses	2,898	1,649	2,167	1,840	2,334	564

Total benefits and expenses	76,400	46,847	52,150	87,461	32,642	43,758

Operating income before income taxes	(3,741)	(2,817)	8,347	9,262	5,547	(9,288)

Operating to GAAP Reconciliation:
Operating income before income taxes	(3,741)	(2,817)	8,347	9,262	5,547	(9,288)
Investment and Derivative (losses) gains — non-operating (1)	(23,360)	159,276	10,289	(2,949)	5,266	(28,626)
Change in value of B36 embedded derivatives (1)	(40,425)	(161,021)	(106,797)	(11,452)	(148,528)	108,103
GMXB embedded derivatives (1)	35,213	(230,775)	(35,772)	5,357	(6,292)	41,505
EIA embedded derivatives — interest credited	8,124	(48,896)	43,871	9,248	(64,486)	72,610
EIA embedded derivatives — policy acq. costs	(1,304)	5,697	(8,274)	(2,390)	12,090	(13,394)
DAC offset, net	(1,529)	157,941	63,394	2,817	155,301	(156,830)

Income before income taxes	$(27,022)	$(120,595)	$(24,942)	$9,893	$(41,102)	$14,080

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment
(Cont’d)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2009	2008	2008	2008	2008
Annuity account values (in millions):

Fixed annuities (deferred)	$1,406	$1,625	$1,670	$1,527	$1,140

Net interest spread (fixed annuities):	2.4%	1.9%	1.9%	2.0%	2.1%

Equity-indexed annuities	$3,813	$3,806	$3,677	$3,645	$3,540

Variable annuities:
No riders	$1,041	$1,063	$1,251	$1,359	$1,355
GMDB only	58	54	49	32	25
GMIB only	4	4	4	4	3
GMAB only	48	44	45	44	35
GMWB only	1,180	795	708	537	379
GMDB / WB	316	287	257	170	124
Other	26	24	26	23	20

Total VA account values	$2,673	$2,271	$2,340	$2,169	$1,941

Fair value of living benefit riders	$241	$276	$46	$10	$16

Other annuities:	$199	$199	$199	$—	$—

Reinsurance Group of America, Incorporated
U.S. Financial Reinsurance Sub-segment Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2009	2008	2008	2008	2008	Quarter

Revenues:
Investment income, net of related expenses	$(65)	$—	$192	$356	$40	$(105)
Other revenue	6,571	4,578	3,644	4,314	2,744	3,827

Total revenues	6,506	4,578	3,836	4,670	2,784	3,722

Benefits and expenses:
Claims and other policy benefits	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	338	341	252	250	198	140
Other operating expenses	679	577	747	767	646	33

Total benefits and expenses	1,017	918	999	1,017	844	173

Operating income before income taxes	5,489	3,660	2,837	3,653	1,940	3,549

Operating to GAAP Reconciliation:
Operating income before income taxes	5,489	3,660	2,837	3,653	1,940	3,549
Investment and Derivative (losses) gains — non-operating	32	(110)	(136)	(2)	(1)	33

Income before income taxes	$5,521	$3,550	$2,701	$3,651	$1,939	$3,582

Reinsurance Group of America, Incorporated
Canadian Segment Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2009	2008	2008	2008	2008	Quarter

Revenues:
Net premiums	$138,056	$126,819	$128,930	$139,530	$138,992	$(936)
Investment income, net of related expenses	30,360	32,873	35,836	35,692	36,033	(5,673)
Investment related gains (losses), net	1,262	1,419	1,063	978	422	840
Other revenue	1,697	826	4,289	13,204	13	1,684

Total revenues	171,375	161,937	170,118	189,404	175,460	(4,085)

Benefits and expenses:
Claims and other policy benefits	115,635	102,316	104,339	134,146	115,271	364
Interest credited	48	68	77	81	139	(91)
Policy acquisition costs and other insurance expenses	33,067	30,634	27,591	25,526	26,426	6,641
Other operating expenses	4,868	5,591	6,132	5,899	5,446	(578)

Total benefits and expenses	153,618	138,609	138,139	165,652	147,282	6,336

Operating income before income taxes	17,757	23,328	31,979	23,752	28,178	(10,421)

Operating to GAAP Reconciliation:
Operating income before income taxes	17,757	23,328	31,979	23,752	28,178	(10,421)
Investment and Derivative (losses) gains — non-operating	(1,571)	(1,244)	(2,246)	3,026	(4,507)	2,936

Income before income taxes	$16,186	$22,084	$29,733	$26,778	$23,671	$(7,485)

Loss and Expense Ratios:
Loss ratios (creditor business)	41.2%	35.5%	42.3%	90.4%	40.7%	0.5%
Loss ratios (excluding creditor business)	99.4%	91.4%	89.1%	97.3%	93.2%	6.2%
Claims and other policy benefits / (net premiums + investment income)	68.7%	64.1%	63.3%	76.6%	65.9%	2.8%
Policy acquisition costs and other insurance expenses	24.0%	24.2%	21.4%	18.3%	19.0%	5.0%
Other operating expenses	3.5%	4.4%	4.8%	4.2%	3.9%	-0.4%

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

Foreign currency effect on*:
Net premiums	$(32,673)	$(29,546)	$626	$11,315	$19,837	$(52,510)
Operating income before income taxes	$(5,477)	$(6,164)	$(264)	$2,397	$4,715	$(10,192)

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Europe & South Africa Segment Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2009	2008	2008	2008	2008	Quarter

Revenues:
Net premiums	$173,256	$156,898	$176,184	$185,490	$189,196	$(15,940)
Investment income, net of related expenses	6,749	7,599	9,065	8,778	7,551	(802)
Other revenue	260	240	33	68	60	200

Total revenues	180,265	164,737	185,282	194,336	196,807	(16,542)

Benefits and expenses:
Claims and other policy benefits	144,218	106,776	122,521	144,460	158,535	(14,317)
Interest credited	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	10,817	14,607	21,559	16,026	17,230	(6,413)
Other operating expenses	17,117	16,945	15,708	16,678	15,744	1,373

Total benefits and expenses	172,152	138,328	159,788	177,164	191,509	(19,357)

Operating income before income taxes	8,113	26,409	25,494	17,172	5,298	2,815

Operating to GAAP Reconciliation:
Operating income before income taxes	8,113	26,409	25,494	17,172	5,298	2,815
Investment and Derivative (losses) gains — non-operating	422	(4,598)	(4,703)	(131)	745	(323)

Income before income taxes	$8,535	$21,811	$20,791	$17,041	$6,043	$2,492

Loss and Expense Ratios:
Claims and other policy benefits	83.2%	68.1%	69.5%	77.9%	83.8%	-0.6%
Policy acquisition costs and other insurance expenses	6.2%	9.3%	12.2%	8.6%	9.1%	-2.9%
Other operating expenses	9.9%	10.8%	8.9%	9.0%	8.3%	1.6%

Foreign currency effect on*:
Net premiums	$(56,890)	$(43,150)	$(9,380)	$588	$4,247	$(61,137)
Operating income before income taxes	$(3,991)	$(7,816)	$(2,015)	$606	$671	$(4,662)

Critical illness net premiums	$46,323	$49,471	$59,227	$67,284	$60,442	$(14,119)

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Asia Pacific Segment Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2009	2008	2008	2008	2008	Quarter

Revenues:
Net premiums	$243,728	$227,666	$254,497	$277,716	$240,935	$2,793
Investment income, net of related expenses	12,697	11,317	12,272	12,397	11,414	1,283
Other revenue	9,729	5,106	2,811	1,851	2,552	7,177

Total revenues	266,154	244,089	269,580	291,964	254,901	11,253

Benefits and expenses:
Claims and other policy benefits	212,414	178,989	201,707	225,011	193,669	18,745
Policy acquisition costs and other insurance expenses	30,429	25,556	25,053	28,386	28,081	2,348
Other operating expenses	16,171	17,235	17,774	15,801	15,102	1,069

Total benefits and expenses	259,014	221,780	244,534	269,198	236,852	22,162

Operating income before income taxes	7,140	22,309	25,046	22,766	18,049	(10,909)

Operating to GAAP Reconciliation:
Operating income before income taxes	7,140	22,309	25,046	22,766	18,049	(10,909)
Investment and Derivative (losses) gains — non-operating	(3,567)	2,156	(3,821)	(1,510)	514	(4,081)

Income before income taxes	$3,573	$24,465	$21,225	$21,256	$18,563	$(14,990)

Loss and Expense Ratios:
Claims and other policy benefits	87.2%	78.6%	79.3%	81.0%	80.4%	6.8%
Policy acquisition costs and other insurance expenses	12.5%	11.2%	9.8%	10.2%	11.7%	0.8%
Other operating expenses	6.6%	7.6%	7.0%	5.7%	6.3%	0.3%

Foreign currency effect on*:
Net premiums	$(55,173)	$(39,028)	$3,036	$8,629	$22,356	$(77,529)
Operating income before income taxes	$(246)	$(1,972)	$1,078	$2,307	$2,116	$(2,362)

Critical illness net premiums	$54,152	$48,591	$51,979	$67,348	$45,863	$8,289

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Corporate and Other Segment Operating Income
(Includes A&H beginning 1/1/09)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2009	2008	2008	2008	2008	Quarter

Revenues:
Net premiums	$2,550	$1,776	$1,758	$1,396	$1,886	$664
Investment income, net of related expenses	15,067	18,384	19,165	19,263	22,026	(6,959)
Other revenue	(91)	(706)	1,978	2,062	1,012	(1,103)

Total revenues	17,526	19,454	22,901	22,721	24,924	(7,398)

Benefits and expenses:
Claims and other policy benefits	271	868	83	35	2	269
Policy acquisition costs and other insurance expenses	(12,692)	(13,143)	(11,775)	(11,233)	(9,973)	(2,719)
Other operating expenses	10,413	1,869	8,602	8,891	10,830	(417)
Interest expense	22,117	21,552	9,935	21,580	23,094	(977)
Collateral finance facility expense	2,314	7,432	6,851	6,966	7,474	(5,160)

Total benefits and expenses	22,423	18,578	13,696	26,239	31,427	(9,004)

Operating income before income taxes	(4,897)	876	9,205	(3,518)	(6,503)	1,606

Operating to GAAP Reconciliation:
Operating income before income taxes	(4,897)	876	9,205	(3,518)	(6,503)	1,606
Investment and Derivative (losses) gains — non-operating	(2,040)	(1,968)	(37,119)	241	(371)	(1,669)

Income before income taxes	$(6,937)	$(1,092)	$(27,914)	$(3,277)	$(6,874)	$(63)

Foreign currency effect on*:
Net premiums	$46	$55	$42	$33	$23	$23
Operating income before income taxes	$(1,279)	$(1,396)	$(136)	$298	$369	$(1,648)

*	Represents effect as compared to comparable prior year period

Reinsurance Group of America, Incorporated
Summary of Pre-tax Segment Operating Income

						Current
	Three Months Ended					Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2009	2008	2008	2008	2008	Quarter

U.S. Traditional	$72,578	$76,665	$73,017	$96,259	$56,956	$15,622
U.S. Asset Intensive	(3,741)	(2,817)	8,347	9,262	5,547	(9,288)
U.S. Financial Reinsurance	5,489	3,660	2,837	3,653	1,940	3,549

Total U.S. Segment	74,326	77,508	84,201	109,174	64,443	9,883
Canadian Segment	17,757	23,328	31,979	23,752	28,178	(10,421)
Europe & South Africa Segment	8,113	26,409	25,494	17,172	5,298	2,815
Asia Pacific Segment	7,140	22,309	25,046	22,766	18,049	(10,909)
Corporate and Other	(4,897)	876	9,205	(3,518)	(6,503)	1,606

Consolidated	$102,439	$150,430	$175,925	$169,346	$109,465	$(7,026)

Reinsurance Group of America, Incorporated
Investments
Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2009	2008	2008	2008	2008

Fixed maturity securities, available-for-sale	$8,831,920	$8,531,804	$9,121,953	$9,667,961	$9,387,094
Mortgage loans on real estate	764,038	775,050	782,282	798,896	812,539
Policy loans	1,081,030	1,096,713	1,048,517	1,048,517	1,039,464
Funds withheld at interest	4,505,054	4,520,398	4,806,642	4,825,297	4,650,948
Short-term investments	54,552	58,123	32,520	47,081	46,336
Other invested assets	582,784	628,649	432,982	418,864	389,437
Cash and cash equivalents	586,542	875,403	412,255	362,689	304,083

Total cash and invested assets	$16,405,920	$16,486,140	$16,637,151	$17,169,305	$16,629,901

Investment Income and Yield Summary
(Excludes Funds Withheld)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2009	2008	2008	2008	2008	Quarter

Average invested assets at amortized cost (1)	$12,776,598	$12,245,727	$12,185,216	$11,696,386	$11,539,433	$1,237,165
Net investment income (1)	$174,300	$177,358	$179,193	$173,587	$170,899	$3,401
Investment yield (ratio of net investment income to average invested assets)	5.57%	5.92%	6.01%	6.07%	6.06%	-0.49%

(1)	Excludes funds withheld

Reinsurance Group of America, Incorporated
Investments
Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities
March 31, 2009

				Estimated
	Amortized	Unrealized	Unrealized	Fair	% of
(USD thousands)	Cost	Gains	Losses	Value	Total

Available-for-sale:
U.S. corporate securities	$3,779,317	$18,970	$696,017	$3,102,270	35.1%
Canadian and Canadian provincial governments	1,498,249	326,243	17,230	1,807,262	20.5%
Residential mortgage-backed securities	1,244,713	36,791	74,215	1,207,289	13.7%
Foreign corporate securities	1,293,068	15,836	160,432	1,148,472	13.0%
Asset-backed securities	511,088	4,538	130,421	385,205	4.3%
Commercial mortgage-backed securities	1,087,722	4,621	370,351	721,992	8.2%
U.S. government and agencies	3,306	465	—	3,771	0.0%
State and political subdivisions	46,440	—	11,859	34,581	0.4%
Other foreign government securities	409,546	14,019	2,487	421,078	4.8%

Total fixed maturity securities	9,873,449	421,483	1,463,012	8,831,920	100.0%

Non-redeemable preferred stock	175,594	94	86,463	89,225	70.7%
Common stock	40,200	75	3,344	36,931	29.3%

Total equity securities	$215,794	$169	$89,807	$126,156	100.0%

December 31, 2008

				Estimated
	Amortized	Unrealized	Unrealized	Fair	% of
(USD thousands)	Cost	Gains	Losses	Value	Total

Available-for-sale:
U.S. corporate securities	$3,577,116	$34,262	$598,745	$3,012,633	35.3%
Canadian and Canadian provincial governments	1,500,511	397,899	7,171	1,891,239	22.2%
Residential mortgage-backed securities	1,231,123	24,838	106,776	1,149,185	13.5%
Foreign corporate securities	1,112,018	14,335	152,920	973,433	11.4%
Asset-backed securities	484,577	2,098	147,297	339,378	4.0%
Commercial mortgage-backed securities	1,085,062	2,258	326,730	760,590	8.9%
U.S. government and agencies	7,555	876	—	8,431	0.1%
State and political subdivisions	46,537	—	7,883	38,654	0.4%
Other foreign government securities	338,349	20,062	150	358,261	4.2%

Total fixed maturity securities	9,382,848	496,628	1,347,672	8,531,804	100.0%

Non-redeemable preferred stock	187,510	49	64,160	123,399	77.4%
Common stock	40,582	—	4,607	35,975	22.6%

Total equity securities	$228,092	$49	$68,767	$159,374	100.0%

Reinsurance Group of America, Incorporated
Investments
Corporate Securities by Sector (Fixed Maturities and Equities)

	March 31, 2009				December 31, 2008
		Estimated Fair		Average Credit		Estimated		Average Credit
(USD thousands)	Amortized Cost	Value	% of Total	Ratings	Amortized Cost	Fair Value	% of Total	Ratings

Financial Institutions
Banking	$1,154,761	$851,182	19.4%	A	$1,138,663	$924,098	22.2%	A
Brokerage	88,727	68,618	1.6%	A-	104,169	96,516	2.3%	A
Finance Comp.	282,021	210,325	4.8%	A+	278,132	228,659	5.5%	A+
Insurance	312,709	204,335	4.7%	A-	309,703	222,116	5.4%	A-
REITs	145,818	103,952	2.4%	BBB+	153,626	110,172	2.7%	BBB+
Other Finance	213,542	163,881	3.7%	A	191,650	140,161	3.4%	A
Industrials
Basic	225,742	188,080	4.3%	BBB+	213,540	173,826	4.2%	BBB+
Capital Goods	200,870	183,968	4.2%	A-	187,041	172,958	4.2%	A-
Communications	518,129	484,849	11.1%	BBB+	449,334	425,633	10.3%	BBB+
Consumer Cyclical	248,146	202,625	4.6%	BBB+	244,476	198,485	4.8%	BBB+
Consumer Noncyclical	399,034	383,053	8.8%	BBB+	341,126	323,239	7.8%	BBB+
Energy	325,811	294,876	6.7%	BBB+	248,579	215,634	5.2%	BBB+
Technology	95,458	86,304	2.0%	BBB+	55,043	43,998	1.1%	BBB+
Transportation	223,448	192,655	4.4%	BBB+	217,515	190,303	4.6%	BBB+
Other Industrial	60,337	32,542	0.7%	BBB+	55,898	28,314	0.7%	BBB+
Utilities
Electric	486,831	447,186	10.2%	BBB+	446,048	399,235	9.6%	BBB+
Natural Gas	224,739	205,849	4.7%	BBB+	200,636	174,308	4.2%	BBB+
Other Utility	23,730	21,633	0.5%	A-	22,320	20,447	0.5%	A-
Other Sectors	58,326	50,985	1.2%	AA	59,728	57,338	1.3%	AA

Total	$5,288,179	$4,376,898	100.0%		$4,917,227	$4,145,440	100.0%

Reinsurance Group of America, Incorporated
Investments
Ratings of Fixed Maturity Securities

(USD thousands)		March 31, 2009			December 31, 2008			September 30, 2008			June 30, 2008			March 31, 2008
	Rating Agency	Amortized	Estimated		Amortized	Estimated		Amortized	Estimated		Amortized	Estimated	% of	Amortized	Estimated	% of
NAIC Designation	Designation	Cost	Fair Value	% of Total	Cost	Fair Value	% of Total	Cost	Fair Value	% of Total	Cost	Fair Value	Total	Cost	Fair Value	Total

1	AAA	$2,887,693	$2,631,984	29.8%	$2,851,818	$2,594,429	30.4%	$2,931,176	$2,780,454	30.5%	$2,856,457	$2,777,642	28.7%	$2,752,988	$2,710,839	28.9%
1	AA	2,205,621	2,188,305	24.8%	2,147,187	2,161,537	25.3%	2,601,007	2,624,357	28.8%	2,572,375	2,809,406	29.1%	2,447,193	2,754,675	29.3%
1	A	1,952,386	1,777,195	20.1%	2,002,963	1,851,764	21.7%	1,947,355	1,779,129	19.5%	2,012,559	2,028,840	21.0%	1,926,854	1,970,574	21.0%
2	BBB	2,284,836	1,877,063	21.3%	1,991,276	1,649,513	19.3%	1,817,281	1,632,806	17.9%	1,812,894	1,730,612	17.9%	1,725,432	1,676,870	17.8%
3	BB	386,137	260,276	2.9%	268,276	195,088	2.3%	253,665	231,706	2.5%	267,856	253,695	2.6%	222,209	214,105	2.3%
4	B	88,213	53,946	0.6%	77,830	50,064	0.6%	58,868	43,503	0.5%	51,320	46,722	0.5%	48,225	43,989	0.5%
5	CCC and lower	61,502	36,804	0.4%	33,945	22,538	0.3%	31,336	27,361	0.3%	18,375	17,250	0.2%	16,860	15,987	0.2%
6	In or near default	7,061	6,347	0.1%	9,553	6,871	0.1%	2,636	2,637	0.0%	3,074	3,794	0.0%	53	55	0.0%

	Total	$9,873,449	$8,831,920		$9,382,848	$8,531,804		$9,643,324	$9,121,953		$9,594,910	$9,667,961		$9,139,814	$9,387,094

Structured Fixed Maturity Securities

	March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
		Estimated Fair		Estimated Fair		Estimated Fair	Amortized	Estimated Fair	Amortized	Estimated Fair
(USD thousands)	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value	Cost	Value	Cost	Value

Residential mortgage-backed securities:
Agency	$796,869	$829,447	$851,507	$868,479	$859,530	$857,249	$872,914	$871,337	$930,612	$942,931
Non-agency	447,844	377,842	379,616	280,706	443,461	405,466	428,089	401,199	401,824	382,700

Total residential mortgage-backed securities	1,244,713	1,207,289	1,231,123	1,149,185	1,302,991	1,262,715	1,301,003	1,272,536	1,332,436	1,325,631
Commercial mortgage-backed securities	1,087,722	721,992	1,085,062	760,590	1,029,457	905,431	889,792	842,140	727,492	686,678
Asset-backed securities	511,088	385,205	484,577	339,378	483,308	395,907	505,193	452,347	493,293	446,031

Total	$2,843,523	$2,314,486	$2,800,762	$2,249,153	$2,815,756	$2,564,053	$2,695,988	$2,567,023	$2,553,221	$2,458,340

Reinsurance Group of America, Incorporated
Investments
Subprime Mortgage Exposure
(Includes Funds Withheld Portfolios)

	March 31, 2009
(USD thousands)	AAA		AA		A
				Estimated
	Amortized	Estimated	Amortized	Fair	Amortized	Estimated
Underwriting Year	Cost	Fair Value	Cost	Value	Cost	Fair Value

2003 & Prior	$10,616	$7,543	$1,102	$570	$1,748	$696
2004	—	—	14,945	9,884	32,593	25,223
2005	25,386	19,843	32,779	23,779	13,972	7,730
2006	—	—	—	—	3,370	1,638
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

Total	$36,002	$27,386	$48,826	$34,233	$51,683	$35,287

	BBB		Below Investment Grade		Total
				Estimated
	Amortized	Estimated	Amortized	Fair	Amortized	Estimated
Underwriting Year	Cost	Fair Value	Cost	Value	Cost	Fair Value

2003 & Prior	$5,623	$3,230	$798	$80	$19,887	$12,119
2004	—	—	3,371	3,367	50,909	38,474
2005	18,362	9,239	18,086	1,696	108,585	62,287
2006	4,500	2,081	579	575	8,449	4,294
2007	888	318	13,819	9,141	14,707	9,459
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

Total	$29,373	$14,868	$36,653	$14,859	$202,537	$126,633

	December 31, 2008
(USD thousands)	AAA		AA		A
				Estimated
	Amortized	Estimated	Amortized	Fair	Amortized	Estimated
Underwriting Year	Cost	Fair Value	Cost	Value	Cost	Fair Value

2003 & Prior	$11,007	$9,116	$6,509	$4,320	$1,813	$1,227
2004	—	—	21,220	13,437	33,728	26,228
2005	37,134	27,793	36,424	26,471	6,514	2,582
2006	135	134	4,500	2,076	4,998	1,991
2007	—	—	888	283	—	—
2008	—	—	—	—	—	—

Total	$48,276	$37,043	$69,541	$46,587	$47,053	$32,028

	BBB		Below Investment Grade		Total
				Estimated
	Amortized	Estimated	Amortized	Fair	Amortized	Estimated
Underwriting Year	Cost	Fair Value	Cost	Value	Cost	Fair Value

2003 & Prior	$413	$77	$807	$106	$20,549	$14,846
2004	—	—	7,900	5,727	62,848	45,392
2005	11,908	6,529	17,905	5,739	109,885	69,114
2006	3,442	2,618	3,287	449	16,362	7,268
2007	—	—	19,588	10,880	20,476	11,163
2008	—	—	—	—	—	—

Total	$15,763	$9,224	$49,487	$22,901	$230,120	$147,783

Reinsurance Group of America, Incorporated
Investments
CMBS Exposure
**Note: Includes Directly Held Investments & Funds Withheld Portfolios

	March 31, 2009
(USD thousands)	AAA		AA		A
		Estimated		Estimated		Estimated
		Fair		Fair		Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value

2003 & Prior	$236,597	$241,379	$24,642	$19,591	$23,571	$14,142
2004	50,560	45,563	2,352	1,124	11,528	4,296
2005	210,372	135,564	2,533	755	54,179	29,328
2006	292,923	210,546	21,888	10,352	32,905	21,502
2007	370,613	241,694	50,753	12,593	59,212	19,074
2008	38,522	36,068	19,108	8,919	16,570	8,943
2009	5,228	5,255	—	—	—	—

Total	$1,204,815	$916,069	$121,276	$53,334	$197,965	$97,285

	BBB		Below Investment Grade		Total
		Estimated		Estimated		Estimated
		Fair		Fair		Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value

2003 & Prior	$24,124	$13,836	$—	$—	$308,934	$288,948
2004	—	—	—	—	64,440	50,983
2005	3,690	1,465	—	—	270,774	167,112
2006	13,824	7,768	18,130	10,379	379,670	260,547
2007	—	—	—	—	480,578	273,361
2008	12,842	7,777	—	—	87,042	61,707
2009	—	—	—	—	5,228	5,255

Total	$54,480	$30,846	$18,130	$10,379	$1,596,666	$1,107,913

NOTE: Totals include directly held investments with amortized cost of $1,087.7 million and fair value of $722.0 million as well as investments in funds withheld with amortized cost of $508.9 million and fair value of $385.9 million.

	December 31, 2008
(USD thousands)	AAA		AA		A
		Estimated		Estimated		Estimated
		Fair		Fair		Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value

2003 & Prior	$250,720	$254,690	$24,276	$17,518	$28,432	$16,744
2004	50,245	46,737	2,147	999	10,603	3,835
2005	200,140	136,101	2,530	682	54,173	30,079
2006	306,478	234,575	16,219	6,074	45,346	31,379
2007	362,226	256,163	50,648	14,343	59,013	20,636
2008	30,017	28,501	23,387	10,698	18,342	11,186

Total	$1,199,826	$956,767	$119,207	$50,314	$215,909	$113,859

	BBB		Below Investment Grade		Total
		Estimated		Estimated		Estimated
		Fair		Fair		Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Value

2003 & Prior	$18,144	$11,938	$—	$—	$321,572	$300,890
2004	—	—	—	—	62,995	51,571
2005	3,679	776	—	—	260,522	167,638
2006	15,283	8,709	1,305	941	384,631	281,678
2007	—	—	—	—	471,887	291,142
2008	—	—	—	—	71,746	50,385

Total	$37,106	$21,423	$1,305	$941	$1,573,353	$1,143,304

NOTE: Totals include directly held investments with amortized cost of $1,085.1 million and fair value of $760.6 million as well as investments in funds withheld with amortized cost of $488.3 million and fair value of $382.7 million.

Reinsurance Group of America, Incorporated
Investments
Gross Unrealized Losses Aging
Fixed Maturity Securities

(USD thousands)	March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total

Less than 20%	$320,296	20.6%	$322,159	22.7%	$466,855	48.5%	$315,350	64.7%	$218,655	58.8%
20% or more for less than six months	406,885	26.2%	766,789	54.1%	323,511	33.7%	97,591	20.1%	120,680	32.5%
20% or more for six months or greater	735,831	47.4%	258,724	18.3%	94,982	9.9%	38,715	8.0%	10,222	2.8%

Total	$1,463,012	94.2%	$1,347,672	95.1%	$885,348	92.1%	$451,656	92.8%	$349,557	94.1%

Equity Securities

(USD thousands)	March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total

Less than 20%	$1,070	0.1%	$2,231	0.2%	$5,293	0.6%	$10,562	2.2%	$11,470	3.1%
20% or more for less than six months	10,675	0.7%	29,958	2.1%	57,710	6.0%	21,904	4.5%	10,274	2.8%
20% or more for six months or greater	78,062	5.0%	36,578	2.6%	12,291	1.3%	2,550	0.5%	0	0.0%

Total	$89,807	5.8%	$68,767	4.9%	$75,294	7.9%	$35,016	7.2%	$21,744	5.9%

Reinsurance Group of America, Incorporated
Investments
Fixed Maturities and Equity Securities Below Amortized Cost

	As of March 31, 2009
(USD thousands)	Less than 12 months		Equal to or greater than 12 months		Total
		Gross Unrealized		Gross Unrealized		Gross Unrealized
	Estimated Fair Value	Losses	Estimated Fair Value	Losses	Estimated Fair Value	Losses
Investment grade securities:
U.S. corporate securities	$1,137,224	$172,194	$1,141,332	$399,942	$2,278,556	$572,136
Canadian and Canadian provincial governments	242,153	8,484	106,505	8,746	348,658	17,230
Residential mortgage-backed securities	105,818	21,388	275,684	37,384	381,502	58,772
Foreign corporate securities	486,332	53,748	219,760	89,413	706,092	143,161
Asset-backed securities	90,759	20,779	189,007	86,683	279,766	107,462
Commercial mortgage-backed securities	419,538	212,518	234,307	156,252	653,845	368,770
U.S. government and agencies	—	—	—	—	—	—
State and political subdivisions	5,945	547	25,637	6,288	31,582	6,835
Other foreign government securities	97,393	2,195	3,524	292	100,917	2,487

Investment grade securities	2,585,162	491,853	2,195,756	785,000	4,780,918	1,276,853

Non-investment grade securities:
U.S. corporate securities	128,276	36,070	120,981	87,811	249,257	123,881
Asset-backed securities	7,853	5,788	10,407	17,171	18,260	22,959
Foreign corporate securities	20,208	7,090	12,383	10,181	32,591	17,271
Residential mortgage-backed securities	16,312	4,411	11,301	11,032	27,613	15,443
Commercial mortgage-backed securities	—	—	213	1,581	213	1,581
State and political subdivisions	—	—	3,000	5,024	3,000	5,024

Non-investment grade securities	172,649	53,359	158,285	132,800	330,934	186,159

Total fixed maturity securities	$2,757,811	$545,212	$2,354,041	$917,800	$5,111,852	$1,463,012

Equity securities	$49,880	$30,666	$48,636	$59,141	$98,516	$89,807
Total number of securities in an unrealized loss position	929		865		1,794

	As of December 31, 2008
(USD thousands)	Less than 12 months		Equal to or greater than 12 months		Total
		Gross Unrealized		Gross Unrealized		Gross Unrealized
	Estimated Fair Value	Losses	Estimated Fair Value	Losses	Estimated Fair Value	Losses

Investment grade securities:
U.S. corporate securities	$1,407,547	$240,299	$810,115	$281,947	$2,217,662	$522,246
Canadian and Canadian provincial governments	114,754	2,751	89,956	4,420	204,710	7,171
Residential mortgage-backed securities	190,525	58,026	213,310	39,794	403,835	97,820
Foreign corporate securities	508,102	82,490	140,073	59,816	648,175	142,306
Asset-backed securities	118,608	40,139	173,505	99,147	292,113	139,286
Commercial mortgage-backed securities	523,475	200,567	188,638	126,163	712,113	326,730
U.S. government and agencies	—	—	—	—	—	—
State and political subdivisions	20,403	1,947	18,250	5,936	38,653	7,883
Other foreign government securities	16,419	33	4,125	117	20,544	150

Investment grade securities	2,899,833	626,252	1,637,972	617,340	4,537,805	1,243,592

Non-investment grade securities:
U.S. corporate securities	140,426	36,615	60,378	39,884	200,804	76,499
Asset-backed securities	3,465	2,060	11,156	5,951	14,621	8,011
Foreign corporate securities	24,637	7,227	2,032	3,387	26,669	10,614
Residential mortgage-backed securities	8,089	5,944	4,496	3,012	12,585	8,956

Non-investment grade securities	176,617	51,846	78,062	52,234	254,679	104,080

Total fixed maturity securities	$3,076,450	$678,098	$1,716,034	$669,574	$4,792,484	$1,347,672

Equity securities	$61,180	$26,923	$61,249	$41,844	$122,429	$68,767
Total number of securities in an unrealized loss position	1,039		677		1,716

Reinsurance Group of America, Incorporated
Investments
Consolidated Investment Related Gains and Losses

(USD thousands)	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2009	2008	2008	2008	2008	Quarter

Fixed Maturity and Equity Securities:
Gain on investment activity	$12,230	$10,204	$6,169	$5,928	$10,080	$2,150
Loss on investment activity	(19,649)	(5,759)	(8,564)	(4,378)	(5,360)	(14,289)
Impairments	(39,825)	(15,563)	(109,283)	(548)	(5,150)	(34,675)

Net gain/(loss) on fixed maturity and equity securities	(47,244)	(11,118)	(111,678)	1,002	(430)	(46,814)

Other non-derivative gain/(loss), net	(2,409)	(672)	(64)	(344)	369	(2,778)

Free-standing Derivatives:
Credit Default Swaps	(1,911)	(6,732)	(2,526)	1,413	(6,486)	4,575
Interest Rate Swaps	(38,864)	152,098	7,681	(6,462)	5,515	(44,379)
Futures	22,311	10,870	6,120	2,294	(185)	22,496
Other	3,109	2,153	1,440	1,877	—	3,109
Currency Forwards	(2,042)	1,638	289	(764)	777	(2,819)

Total free-standing derivatives	(17,397)	160,027	13,004	(1,642)	(379)	(17,018)

Embedded Derivatives:
B36	(40,425)	(161,021)	(106,797)	(11,452)	(148,528)	108,103
GMXB	35,213	(230,775)	(35,772)	5,357	(6,292)	41,505

Total embedded derivatives	(5,212)	(391,796)	(142,569)	(6,095)	(154,820)	149,608

Net gain/(loss) on total derivatives	(22,609)	(231,769)	(129,565)	(7,737)	(155,199)	132,590

Total investment related losses, net	$(72,262)	$(243,559)	$(241,307)	$(7,079)	$(155,260)	$82,998